EXHIBIT (a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
of
Bankrate, Inc., a Florida corporation
at
$28.50 NET PER SHARE
Pursuant to the Offer to Purchase dated July 28, 2009
by
BEN Merger Sub, Inc., a Florida corporation
a wholly owned subsidiary of
BEN Holdings, Inc., a Delaware corporation

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON AUGUST 24, 2009, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Computershare Trust Company, N.A.

If delivering by registered or certified mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	If delivering by overnight courier: Computershare Trust Company, N.A c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

DESCRIPTION OF COMPANY SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)
(Please Fill in, if Blank, Exactly as Name(s) Appear(s) on	Company Shares Tendered
Share Certificate(s))	(Attach Additional Signed List, if Necessary)
		Total Number of Company Shares	Total Number of
	Share Certificate	Represented by	Company Shares
	Number(s)(1)	Share Certificate(s)(1)	Tendered(2)

Total Company Shares

(1) Need not be completed by shareholders tendering by book-entry transfer.
(2) Unless otherwise indicated, it will be assumed that all Company Shares described above are being tendered. See Instruction 4.

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guarantee if required, and complete the substitute W-9 set forth below, if required. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The Offer (as defined below) is not being made to (nor will tender of Company Shares (as defined below) be accepted from or on behalf of) shareholders in any jurisdiction where it would be illegal to do so.

This Letter of Transmittal is to be used by shareholders of Bankrate, Inc., if certificates for Company Shares (“Share Certificates”) are to be forwarded herewith or if delivery of Company Shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC (pursuant to the procedures set forth in Section II. 3 of the Offer to Purchase).

Shareholders whose Share Certificates are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in the Section of the offer to Purchase entitled the Summary Term Sheet. 1 of the Offer to Purchase), must tender their Company Shares according to the guaranteed delivery procedure set forth in Section II. 3 of the Offer to Purchase in order to participate in the Offer. See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Depositary.

Additional Information if Company Shares Have Been Lost, Are Being Delivered By Book-Entry
Transfer, or Are Being Delivered Pursuant to a Previous Notice of Guaranteed Delivery

If any Share Certificate(s) you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, you should contact Computershare Trust Company, N.A., as Transfer Agent (the “Transfer Agent”), at 1 (800) 546-5141, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Share Certificate(s) may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 11.

☐	Check here if tendered Company Shares are being delivered by book-entry transfer made to an account maintained by the Depositary with DTC and complete the following (only financial institutions that are participants in the system of DTC may deliver Company Shares by book-entry transfer):

Name of Tendering Institution -

DTC Account Number   Transaction   Code Number -

☐	Check here if tendered Company Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of Tendering Shareholder(s) -

Date of Execution of Notice of Guaranteed Delivery -

Name of Eligible Institution that Guaranteed Delivery -

If Delivery is by Book-Entry Transfer, Provide the Following:-

Account Number -    Transaction Code Number -

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to BEN Merger Sub, Inc., a Florida corporation (the “Purchaser”) and a wholly owned subsidiary of BEN Holdings, Inc., a Delaware corporation (“Parent”), the above described shares of common stock, par value $0.01 per share (“Company Shares”) of Bankrate, Inc., a Florida corporation (the “Seller”), pursuant to the Purchaser’s offer to purchase (the “Offer”) all outstanding Company Shares, at a purchase price of $28.50 per share, net to the tendering shareholder in cash, without interest and less any required withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 28, 2009 (the “Offer to Purchase”), and in this Letter of Transmittal.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of Company Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all Company Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Company Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Company Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates for such Company Shares (and any and all Distributions) or transfer ownership of such Company Shares (and any and all Distributions) on the account books maintained by the DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Company Shares (and any and all Distributions) for transfer on the books of the Seller and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Company Shares (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Christian Stahl and Mitch Truwit, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Seller’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all Company Shares (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Company Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Company Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Company Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for Company Shares to be deemed validly tendered, immediately upon the Purchaser’s acceptance for payment of such Company Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Company Shares (and any and all Distributions), including voting at any meeting of the Seller’s shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all Company Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Company Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of any and all Company Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of any and all Company Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may deduct from the purchase price of Company Shares tendered hereby the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned hereby acknowledges that delivery of any Share Certificate shall be effected, and risk of loss and title to such Share Certificate shall pass, only upon the proper delivery of such Share Certificate to the Depositary.

The undersigned understands that the valid tender of Company Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms of and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of or the conditions of any such extension or amendment).

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all of Company Shares purchased and, if appropriate, return any Share Certificates not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Company Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all Company Shares purchased and, if appropriate, return any Share Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Company Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Company Shares purchased and, if appropriate, return any Share Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Company Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC. The undersigned recognizes that the Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Company Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of such Company Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Company Shares accepted for payment and/or Share Certificates not tendered or not accepted are to be issued in the name of someone other than the undersigned.

Issue check and/or Share Certificates to:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or
Social Security No.)

(Also Complete Substitute W-9 Below)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Company Shares accepted for payment and/or Share Certificates not tendered or not accepted are to be mailed to someone other than the under signed or to the undersigned at an address other than that shown above.

Mail check and/or Share Certificates to:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or
Social Security No.)

(Also Complete Substitute W-9 Below)

IMPORTANT

SHAREHOLDER: SIGN HERE
(Please complete and return the attached Substitute Form W-9 below)

Signature(s) of Holder(s) of Company Shares

Dated:  , 2009

Name(s)
(Please Print)

Capacity (full title) (See Instruction 5)

(Include Zip Code)

Address

Area Code and Telephone No.

Tax Identification or Social Security No. (See Substitute Form W-9 Enclosed herewith)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Guarantee of Signature(s)
(If Required — See Instructions 1 and 5)

Authorized Signature

Name

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone No.

Dated:  , 2009

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in DTC’s systems whose name(s) appear(s) on a security position listing as the owner(s) of Company Shares) of Company Shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal or (b) if such Company Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender.  This Letter of Transmittal is to be completed if Share Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section II. 3 of the Offer to Purchase. Share Certificates evidencing tendered Company Shares, or timely confirmation of a book-entry transfer of Company Shares (a “Book-Entry Confirmation”) into the Depositary’s account at the DTC, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Shareholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Company Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section II. 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Company Shares, in proper form for transfer, in each case together with this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through DTC, is at the option and the risk of the tendering shareholder and the delivery will be deemed made (and the risk of loss and title to Share Certificates will pass) only when actually received by the Depositary (including, in the case of Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Purchaser will not accept any alternative, conditional or contingent tenders, and no fractional Company Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of Company Shares.

3. Inadequate Space.  If the space provided herein is inadequate, Share Certificate numbers and/or the number of Company Shares should be listed on a signed separate schedule attached hereto.

4. Partial Tenders.  If fewer than all Company Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Company Shares which are to be tendered in the box entitled “Total Number of Company Shares Tendered.” In such case, a new certificate for the remainder of Company Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Company Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures.  If this Letter of Transmittal is signed by the registered holder(s) of Company Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of such Share Certificates for such Company Shares without alteration, enlargement or any change whatsoever.

(b) Holders.  If any Company Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c) Different Names on Share Certificates.  If any Company Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

(d) Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of Company Shares tendered hereby, no endorsements of Share Certificates for such Company Shares or separate stock powers are required unless payment of the purchase price is to be made, or Company Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of Company Shares tendered hereby, such Share Certificates for such Company Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificates for such Company Shares. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

6. Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, the Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Company Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Company Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes or other taxes required by reason of the payment to a person other than the registered holder of such Share Certificate (in each case whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Company Shares purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to Share Certificate(s) evidencing the Company Shares tendered hereby.

7. Special Payment and Delivery Instructions.  If a check is to be issued in the name of, and, if appropriate, Share Certificates for Company Shares not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such Share Certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8. Substitute Form W-9.  To avoid backup withholding, a tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax, and that such shareholder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering shareholder has been notified by the Internal Revenue Service (“IRS”) that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the IRS that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to federal income tax withholding on the payment of the purchase price of all Company Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Foreign shareholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Such shareholders should consult a tax advisor to determine which Form W-8 is appropriate. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

9. Irregularities.  All questions as to purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Company Shares will be determined by the Purchaser in its sole discretion, which determinations shall be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders of Company Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Purchaser, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Offer (other than the Minimum Condition (as defined in the Offer to Purchase)) which may only be waived with the consent of the Seller and any defect or irregularity in the tender of any particular Company Shares, and the Purchaser’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Company Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. None of the Purchaser, the Depositary, the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

10. Requests for Additional Copies.  Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent at its respective address and telephone numbers set forth below.

11. Lost, Destroyed or Stolen Certificates.  If any Share Certificate representing Company Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Transfer Agent at 1 (800) 546-5141. The shareholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

This Letter of Transmittal, properly completed and duly executed, together with Share Certificates representing Company Shares being tendered (or confirmation of book-entry transfer) and all other required documents, must be received before 12:00 midnight, New York City time, on the Expiration Date, or the tendering shareholder must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

Under federal income tax law, a shareholder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Company Shares must, unless an exemption applies, provide the Depositary (as payer) with the shareholder’s correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal. If the shareholder is an individual, the shareholder’s TIN is such shareholder’s Social Security number. If the correct TIN is not provided, the shareholder may be subject to a $50.00 penalty imposed by the IRS and payments of cash to the shareholder (or other payee) pursuant to the Offer may be subject to backup withholding of a portion of all payments of the purchase price.

Certain shareholders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign shareholder to avoid backup withholding, such person should complete, sign and submit an appropriate Form W-8 signed under penalties of perjury, attesting to his or her exempt status. A Form W-8 can be obtained from the Depositary. Such shareholders should consult a tax advisor to determine which Form W-8 is appropriate. Exempt shareholders, other than foreign shareholders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a shareholder with respect to Company Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of the shareholder’s correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying that (1) the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), (2) the shareholder is not subject to backup withholding because (i) the shareholder is exempt from backup withholding, (ii) the shareholder has not been notified by the IRS that the shareholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the shareholder that the shareholder is no longer subject to backup withholding and (3) the shareholder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary

The tendering shareholder is required to give the Depositary the TIN, generally the Social Security number or employer identification number, of the record holder of all Company Shares tendered hereby. If such Company Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price, which will be refunded if a TIN is provided to the Depositary within sixty (60) days of the Depositary’s receipt of the Certificate of Awaiting Taxpayer Identification Number. If the Depositary is provided with an incorrect TIN in connection with such payments, the shareholder may be subject to a $50.00 penalty imposed by the IRS.

PAYER’S NAME: Computershare Trust Company, N.A.
SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number
Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	CHECK APPROPRIATE BOX: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other

Please fill in your name and address below.	Part 2 — Certification — Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);	Part 3 — Awaiting TIN ☐ Part 4 — Exempt ☐
Name Address (Number and Street) City, State and Zip Code
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and resident alien).

(3) I am a U.S. Person (including a U.S. resident alien).

Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2). If you are exempt from backup withholding, check the box in Part 4 above.

	Signature	Date , 200

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of allreportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

WHAT NAME AND NUMBER TO GIVE THE PAYER

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor — trustee(1) The actual owner(1)
b. So-called trust account that is not a legal or valid trust under state law

For this type of account:		Give name and EIN of:
5.	Sole proprietorship or single-owner LLC	The owner(3)
6.	A valid trust, estate, or pension trust	Legal entity(4)
7.	Corporation or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC that has not elected corporate status	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization, or any agency, or instrumentality thereof.

Payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A financial institution.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to an individual.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.00.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Unless otherwise indicated, all references to “section” are to the Internal Revenue Code of 1986, as amended.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

The Depositary for the Offer is:
Computershare Trust Company, N.A.

If delivering by registered or certified mail:	If delivering by overnight courier:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

Questions or requests for assistance may be directed to the Information Agent at the telephone numbers and address set forth below. Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at the address and telephone numbers set forth below. Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Shareholders May Call Toll-Free: (888) 750-5834

Banks and Brokers May Call Collect: (212) 750-5833